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                                                                   EXHIBIT 10.59

                                    GUARANTY

         This Guaranty (this "Guaranty")is executed as of March 2, 2001, by Charles R. Mollo ("Guarantor"), in favor of, Mobility Electronics, Inc., a Delaware corporation (the "Company").

                                   WITNESSETH:

         WHEREAS, the Company has issued to La Luz Enterprises, L.L.C., an Arizona limited liability company and an affiliate of Guarantor ("Affiliate"), 68,966 shares (the "Shares") of the common stock, par value $0.01 per share, of the Company, the payment for which Shares was substantially made by the delivery to the Company by Affiliate of that certain promissory note, of even date herewith, executed by Affiliate and payable to the order of the Company in the principal amount of $199,311 (the "Note"); and

         WHEREAS, the sale of the Shares was to be made to Guarantor (and similar sales are being made to other executive officers of the Company), but at Guarantor's request was instead made to Affiliate; and

         WHEREAS, as a condition to accepting the Note as payment for the Shares, the Company has required that Guarantor execute and deliver to the Company this Guaranty;

         NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged and confessed, Guarantor hereby covenants and agrees as follows:

         1. Guarantor hereby absolutely and unconditionally guarantees (a) the prompt, complete and full payment when due, and no matter how such shall become due, of (i) the entire outstanding principal balance of the Note and any and all interest accrued thereon, and (ii) any and all costs, expenses and other amounts owed to the Company by Affiliate with respect to the Note, and (b) that Affiliate will properly and timely perform any and all obligations contained in any documents evidencing, securing, renewing, extending or pertaining to the Note. All guaranteed obligations described in this Section 1 are herein collectively referred to as "Guaranteed Indebtedness."

         2. If Guarantor is or becomes liable for any indebtedness owing by Affiliate to the Company by endorsement or otherwise than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of the Company hereunder shall be cumulative of any and all other rights that the Company may ever have against Guarantor. The exercise by the Company of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Without in any way diminishing the generality of the foregoing portion of this Section 2, it is specifically understood and agreed that this Guaranty is given by Guarantor as an additional guaranty to any and all other guaranties heretofore or hereafter executed and delivered to the Company by any guarantor in favor of the Company relating to indebtedness of Affiliate to the Company, and nothing herein shall ever be deemed to replace or be in lieu of any other of such previous or subsequent guaranties.



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         3. In the event of default by Affiliate in payment of the Guaranteed
Indebtedness, or any part thereof, when such indebtedness becomes due, either by its terms or as the result of the exercise of any power to accelerate, Guarantor shall, on demand and without: (i) further notice of dishonor; any notice having been given to Guarantor previous to such demand of the acceptance by the Company of this Guaranty; and (iii) any notice having been given to Guarantor previous to such demand of the creating or incurring of such indebtedness, pay the amount due thereon to the Company, at 7955 East Redfield Road, Scottsdale, Arizona 85260, or such other address as the Company shall advise Guarantor in writing, and it shall not be necessary for the Company, in order to enforce such payment by Guarantor, first, to institute suit or exhaust its remedies against Affiliate or others liable on such indebtedness, to have Affiliate joined with Guarantor in any suit brought under this Guaranty or to enforce its rights against any security which shall ever have been given to secure such indebtedness; provided, however, that in the event the Company elects to enforce and/or exercise any remedies it may possess with respect to any security for the Guaranteed Indebtedness prior to demanding payment from Guarantor, Guarantor shall nevertheless be obligated hereunder for any and all sums still owing the Company on the Guaranteed Indebtedness and not repaid or recovered incident to the exercise of such remedies.

         4. Notice to Guarantor of the acceptance of this Guaranty and of the making, renewing or assignment of the Guaranteed Indebtedness and each item thereof, are hereby expressly waived by Guarantor.

         5. Each payment on the Guaranteed Indebtedness shall be deemed to have been made by Affiliate unless express written notice is given to the Company at the time of such payment that such payment is made by Guarantor as specified in such notice.

         6. If all or any part of the Guaranteed Indebtedness at any time be secured, Guarantor agrees that the Company may at any time and from time to time, at its discretion and with or without valuable consideration, allow substitution or withdrawal of collateral or other security and release collateral or other security or compromise or settle any amount due or owing under the Note or amend or modify in whole or in part the Note or any documents executed in connection with same without impairing or diminishing the obligations of Guarantor hereunder. Guarantor further agrees that if Affiliate executes in favor of the Company any collateral agreement, mortgage or other security instrument, the exercise by the Company of any right or remedy thereby conferred on the Company shall be wholly discretionary with the Company, and that the exercise or failure to exercise any such right or remedy shall in no way impair or diminish the obligation of Guarantor hereunder. Guarantor further agrees that the Company shall not be liable for its failure to use diligence in the collection of the Guaranteed Indebtedness or in preserving the liability of any person liable for the Guaranteed Indebtedness, and Guarantor hereby waives presentment for payment, notice of nonpayment, protest and notice thereof (including, notice of acceleration), and diligence in bringing suits against any person liable on the Guaranteed Indebtedness, or any part thereof.

         7. Guarantor agrees that the Company, in its discretion, may (i) bring suit against all guarantors of the Guaranteed Indebtedness jointly and severally or against any one or more of them, (ii) compound or settle with any one or more of such guarantors for such consideration as the Company may deem proper, and
(iii) release one or more of such guarantors from liability hereunder, and that no such action shall impair the rights of the Company to collect the




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Guaranteed Indebtedness (or the unpaid balance thereof) from other such guarantors of the Guaranteed Indebtedness, or any of them, not so sued, settled with or released.

         8. In the event of the death of Guarantor, the obligation of the estate of Guarantor shall continue in full force and effect as to (i) the Guaranteed Indebtedness, as it exists at the date of death, and any renewals or extensions thereof, and (ii) loans or advances made to or for the account of Affiliate after the date of death of Guarantor pursuant to an obligation of the Company under a commitment made to Affiliate prior to the date of such death, subject only to the limitation, if any be herein specified, on the amount of the Guaranteed Indebtedness.

         9. This Guaranty is for the benefit of the Company, its successors and assigns, and in the event of an assignment by the Company (or its successors or assigns) of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. Subject to Section 8 above, this Guaranty is binding, not only on Guarantor, but on the heirs, executors, administrators, personal representatives, successors and assigns of Guarantor.

         10. No modification, consent, amendment or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by the Company, and then shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Guarantor in any case shall, of itself, entitle Guarantor to any other or further notice or demand in similar other circumstances. No delay or omission by the Company in exercising any power or right hereunder shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power hereunder. All rights and remedies of the Company hereunder are cumulative of each other and of every other right or remedy which the Company may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

         11. No provision herein or in the Note or in any promissory note, instrument or other loan document executed by Affiliate or Guarantor evidencing the Guaranteed Indebtedness shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any excess of interest in such respect is provided for herein or in any such promissory note, instrument, or any other loan document, the provisions of this paragraph shall govern, and neither Affiliate nor Guarantor shall be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law. The intention of the parties being to conform strictly to any applicable federal or state usury laws now in force, all promissory notes, instruments and other loan documents executed by Affiliate or Guarantor evidencing the Guaranteed Indebtedness shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

         12. If Guarantor should breach or fail to perform any provision of this Guaranty, Guarantor agrees to pay the Company all costs and expenses (including court costs and reasonable attorneys fees) incurred by the Company in the enforcement hereof.


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         13. The liability of Guarantor under this Guaranty shall in no manner be impaired, affected or released by the insolvency, bankruptcy, making of an assignment for the benefit of creditors, arrangement, compensation, composition or readjustment of Affiliate, or any proceedings affecting the status, existence of assets of Affiliate or other similar proceedings instituted by or against Affiliate and affecting the assets of Affiliate.

         14. Guarantor understands and agrees that any amounts of Guarantor on account with the Company may be offset to satisfy the obligations of Guarantor hereunder.

         15. Guarantor hereby subordinates and makes inferior any and all indebtedness now or at any time hereafter owed by Affiliate to Guarantor to the indebtedness evidenced by the Note and agrees after the occurrence of a default under the Guaranteed Indebtedness, or any event which with notice, lapse of time, or both, would constitute a default under the Guaranteed Indebtedness, not to permit Affiliate to repay, or to accept payment from Affiliate of, such indebtedness or any part thereof without the prior written consent of the Company.

         16. Guarantor hereby waives any and all rights of subrogation to which Guarantor may otherwise be entitled against Affiliate and Guarantor until such time as the Note is paid in full.

         17. THIS GUARANTY IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED, IN THE STATE OF DELAWARE, AND THE SUBSTANTIVE LAWS OF SUCH STATE SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS GUARANTY, UNLESS THE LAWS OF ANOTHER STATE REQUIRE THE APPLICATION OF THE LAWS OF SUCH STATE.

         18. If any term or provision of this Guaranty shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

         EXECUTED as of the date first above written.

                                   GUARANTOR:


                                   /s/ Charles R. Mollo
                                   ---------------------------------------------
                                   Charles R. Mollo


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